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
DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
Chairman and Director, Morgan Stanley       Harold J. Schaaff,
Asset Management Inc. and Morgan Stanley    Jr.
Asset Management Limited; Managing          VICE PRESIDENT
Director, Morgan Stanley & Co.              Joseph P. Stadler
Incorporated                                VICE PRESIDENT
Michael F. Klein                            Valerie Y. Lewis
DIRECTOR AND PRESIDENT                      SECRETARY
Principal, Morgan Stanley Asset Management  Karl O. Hartmann
Inc. and Morgan Stanley & Co. Incorporated  ASSISTANT SECRETARY
John D. Barrett II                          Joanna M. Haigney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Rene J. Feuerman
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
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CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                                 GOLD PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

Companies involved in the exploration, mining, fabrication, processing, distribution or trading of gold (or, to a lesser degree, silver, platinum, or other precious metals or minerals) qualify as Portfolio candidates. Mining shares differ fundamentally from investments in gold bullion. Because companies can produce positive cash flows and increase gold reserves in the ground through exploration and discovery, mining company equity shares provide investors with a more dynamic investment vehicle. Portfolio securities are selected on the basis of relative valuation, liquidity, and risk diversification.

PERFORMANCE COMPARED TO THE PHILADELPHIA GOLD AND SILVER INDEX(1)
--------------------------------------------------------------------------------

                                         TOTAL RETURNS(2)
                              ---------------------------------------
                                             ONE      AVERAGE ANNUAL
                                 YTD        YEAR      SINCE INCEPTION
                              ---------  -----------  ---------------
PORTFOLIO--CLASS A..........     -31.77%     -35.94%         -5.06%
PORTFOLIO--CLASS B..........     -31.77      -35.98         -13.75
INDEX--CLASS A..............      -5.60       -4.06          -4.06
INDEX--CLASS B..............      -5.60       -4.06          -7.18

1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of -31.77% and -35.94%, respectively, for the Class A shares and -31.77% and -35.98% respectively, for the Class B shares compared to -5.60% and -4.06%, respectively, for the Philadelphia Gold and Silver Index (the "Index"). From inception on February 1, 1994 to September 30, 1997, the average annual total return for the Class A shares was -5.06% compared to -4.06% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return for the Class B shares was -13.75% compared to -7.18% for the Index.

Gold started the quarter around $335 and finished the quarter almost unchanged. Beneath that placid surface was a turbulent market which saw levels of investor and corporate fear that may be unprecedented. The July 7 breakdown in gold shattered a price level not visited in over 11 years. This decline reverberated through the gold equity sector, still in shock from the largest mining scandal in history. These two events left the industry in a weak operating condition with its umbilical cord to capital sharply severed. Corporate managers woke up each morning wondering how they were going to make it through the next several quarters of negative cash flow, and were scrambling for safety.

The week of July 7 saw the highest levels of bearish sentiment that investors have ever registered. This deeply entrenched bearishness, after watching the gold price steadily and persistently erode for 16 months, sent mining hedge managers into a heightened role of attempting to create higher forward prices out anywhere in the future. With gold almost assured to decline into the foreseeable future, according to the vast majority, it became more prudent to sell gold "in the hole" rather than risk further near-certain price declines. The Australians who had particularly large hedge books were reported to have commented that their business was really just selling gold short, there being little need to even produce the stuff. The art of squeezing profits from large hedge books using complicated "knock-ins" and "knock-outs" on top of shorts appears rather easy compared to the hot and sweaty work of moving thousands of tons of rock and processing it through complicated engineering and metallurgical plants to extract minuscule grams of gold.

With this backdrop, the pricing of gold equities is even more perplexing. Large capitalization North American gold equities that are household names have little or no business value at current gold prices, yet they are the most popular, and command market values of hundreds of millions of dollars. Based on North American gold share valuations, investors are discounting a gold price that is dramatically higher, well into the four hundreds. If this dramatic change in price does occur, these are not the stocks which would perform best. If the price of gold remains at current levels or lower, these companies will be under severe pressure.

This environment presents a dramatic dispersion of relative valuation. We discern little value in most North American gold shares, but have some of the best and most reasonable values in both Australia as well as South Africa. These investments have not served us well recently. Corporate activity in Australia (the Great Central Mines takeovers of Eagle and Wiluna backed by Australia's largest mining house Normandy) confirms where the business values lie. The restructurings in South Africa are reminiscent of large mature businesses that face the business reality of streamlining and disposing of inefficiencies, important elements of major cyclical bottoms. If the gold price rallies these companies should derive the most immediate cash flow benefits.

Peter F. Palmedo
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (88.6%)
 AFRICA (27.9%)
         25,000    Anglo American Platinum Corp. ADR    $     433
        171,000    Ashanti Goldfields Co. GDR               1,881
        800,000    Avgold Ltd.                                664
        156,000    Free State Consolidated Gold Mines
                    Ltd. ADR                                  951
         65,000    Harmony Gold Mining Co., Ltd.              275
         93,000    Harmony Gold Mining Co., Ltd. ADR          395
        333,000    H.J. Joel Mining Co., Ltd.                 279
         52,500    Impala Platinum Holdings Ltd. ADR          611
         93,905    Western Area Gold Mining ADR               720
         42,700    Western Deep Levels Ltd. ADR             1,094
                                                        ---------
                                                            7,303
                                                        ---------
 AUSTRALIA (22.7%)
        366,000    Acacia Resources Ltd.                      449
        521,600    Emperor Mines Ltd.                         322
        360,000    Great Central Mines Ltd.                   556
        632,217    Newcrest Mining Ltd.                     1,137
      1,144,347    Normandy Mining Ltd.                     1,453
        267,000    Plutonic Resources Ltd.                    734
        199,500    Sons of Gwalia Ltd.                        640
      1,325,000    Wiluna Mines Ltd.                          673
                                                        ---------
                                                            5,964
                                                        ---------
 CANADA (21.2%)
         83,000    Agnico-Eagle Mines Ltd.                    841
        200,000    Arizona Star Resource Corp.                861
         50,000    Bema Gold Corp.                            250
         90,000    Eldorado Gold Corp., Ltd.                  245
        206,000    Meridian Gold, Inc.                      1,021
        182,000    Miramar Mining Corp.                       717
         50,000    Placer Dome, Inc.                          956
         70,000    Prime Resource Group, Inc.                 620
        290,000    TVI Pacific, Inc.                           42
                                                        ---------
                                                            5,553
                                                        ---------
 UNITED KINGDOM (3.0%)
        425,000    Lonrho plc                                 792
                                                        ---------
 UNITED STATES (13.8%)
        206,000    Dakota Mining Corp.                         77
        110,000    Gold Reserve Corp.                         852
        458,000    Royal Oak Mines, Inc.                    1,288

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         66,000    Stillwater Mining Co.                $   1,407
                                                        ---------
                                                            3,624
                                                        ---------
TOTAL COMMON STOCKS (Cost $34,158)                         23,236
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (11.5%)
 REPURCHASE AGREEMENT (11.5%)
$         3,006   Chase Securities, Inc. 5.75%, dated
                    9/30/97, due 10/01/97, to be
                    repurchased at $3,006
                    collateralized by U.S. Treasury
                    Bonds, 8.50%, due 2/15/20, valued
                    at $3,069 (Cost $3,006)                 3,006
                                                        ---------
FOREIGN CURRENCY (0.0%)
       AUD   16    Australian Dollar (Cost $12)                12
                                                        ---------
TOTAL INVESTMENTS (100.1%) (Cost $37,176)                  26,254
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                              3,660
  Liabilities                                              (3,675)
                                                        ---------
                                                              (15)
                                                        ---------
NET ASSETS (100%)                                       $  26,239
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                $24,630
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,894,379 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                            $6.32
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,609
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 254,891 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                            $6.31
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt